UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund: BlackRock Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 11/30/07

Date of reporting period: 12/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Utilities and                                                BLACKROCK
Telecommunications Fund, Inc.

SEMI-ANNUAL REPORT
MAY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Utilities and Telecommunications Fund, Inc.

Industry Classification as a Percentage of Total Investments as of May 31, 2007

Below is a pie chart showing the Industry Classification as a Percentage of Total Investments as of May 31, 2007

Electric Utilities 34.7%
Diversified Telecommunication Services 15.3%
Multi-Utilities 13.3%
Independent Power Producers & Energy Traders 11.8%
Wireless Telecommunication Services 10.9%
Gas Utilities 4.1%
Oil, Gas & Consumable Fuels 3.7%
Media 1.4%
Water Utilities 0.9%
Energy Equipment & Services 0.7%
Construction & Engineering 0.5%
Electrical Equipment 0.3%
Other* 2.4%

* Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Portfolio Information as of May 31, 2007

                                                                      Percent of
Geographic Allocation                                                  Equities
--------------------------------------------------------------------------------
United States ..........................................................   76.7%
United Kingdom .........................................................    5.2
France .................................................................    3.6
Brazil .................................................................    2.8
Spain ..................................................................    2.7
Germany ................................................................    2.0
Canada .................................................................    1.8
Mexico .................................................................    1.7
Finland ................................................................    1.0
Norway .................................................................    0.7
Czech Republic .........................................................    0.5
Luxembourg .............................................................    0.5
Greece .................................................................    0.5
Italy ..................................................................    0.3
--------------------------------------------------------------------------------

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
AT&T Inc. ..............................................................    5.3%
NRG Energy, Inc. .......................................................    3.4
Exelon Corp. ...........................................................    3.4
Entergy Corp. ..........................................................    3.2
Verizon ................................................................    2.9
Constellation Energy Group, Inc. .......................................    2.8
PPL Corp. ..............................................................    2.6
Public Service Enterprise Group, Inc. ..................................    2.3
FPL Group, Inc. ........................................................    2.2
Edison International ...................................................    2.2
--------------------------------------------------------------------------------


2     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                   6-month   12-month
=====================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                         +10.29%    +22.79%
-----------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        + 8.39     +18.92
-----------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +14.08     +26.84
-----------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                 + 0.69     + 6.66
-----------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      + 0.30     + 4.84
-----------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    + 6.02     +12.64
-----------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     3

A Discussion With Your Fund's Portfolio Manager

The Fund outperformed its benchmarks and its comparable Lipper category average for the period, benefiting from favorable stock selection across key industries.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2007, BlackRock Utilities and Telecommunications Fund, Inc.'s Institutional, Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares had total returns of +19.68%, +19.61%, +19.13%, +19.24%, +19.14% and +19.26%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) The Fund outpaced the +10.29% return of the broad-market Standard & Poor's (S&P) 500 Index and the +15.98% return of the S&P Utilities Index for the same six-month period. Fund performance also compared favorably to the +17.23% average return of the Lipper Utility Funds category for the period. (Funds in this Lipper category invest primarily in the equity securities of domestic and foreign companies providing utilities. The Fund also invests in telecommunication services stocks, in which many funds in the Lipper group have no position.)

U.S. equity markets enjoyed positive returns during the past six months, with much of the advance realized in the second half of this semi-annual reporting period. A near 5% retreat in the broad market (as measured by the S&P 500 Index) in late February was triggered by fears of an overheating in China's stock market and concerns over slowing economic growth in the United States. The investor jitters generally proved short-lived, as equities embarked on a recovery in early March that lasted through period-end. More defensive sectors fared well amid the volatile backdrop, as evidenced by the S&P Utilities Index's outperformance of the broader market.

The Fund's performance for the period was positively affected by above-average returns from its holdings in electric utilities and independent power producers, as well as strong results among our holdings in wireless telecommunications. In particular, performance in the latter industry was driven by companies such as MetroPCS Communications, Inc., America Movil, S.A. de C.V., Rogers Communications, Inc. and Leap Wireless International, Inc. Among independent power producers, the two most significant contributors to performance for the period were NRG Energy, Inc. and Mirant Corp.

What changes were made to the portfolio during the period?

During the six-month period, the Fund's weighting in the telecommunications sector declined by nearly 3%, utilities increased close to 4% and energy exposure was relatively unchanged at roughly 4.5%. Drilling down to the sub-sector level, the portfolio's holdings in wireless telecommunications increased, as did its position in independent power producers (IPPs). Conversely, our position in multi-utilities declined slightly.

We continued adding to the Fund's weighting in IPPs in 2007, a move we discussed in our annual report to shareholders dated November 2006. We expect the IPPs and unregulated merchant power companies to benefit from the lack of new capacity to come to the market, while growth in demand for electric power continues at a pace that, on average, is consistent with the rate of gross domestic product
(GDP) growth.

In the telecommunications sector, the Fund maintained significant weightings in AT&T Inc. and Verizon Communications Inc., the leaders in the wireless telecommunications industry. These two companies have the ability to bundle their products to provide a more complete package for consumers (wireline phone, wireless, broadband and video). We also maintained positions in Leap Wireless International and MetroPCS Communications, both of which provide wireless communication services to more credit-challenged consumers and lower-income users. The cost to acquire these customers is relatively low, and the customers pay upfront for the wireless access, which typically is their only phone service. Sprint, another Fund holding, has entered this lower-end market, although neither AT&T nor Verizon have done so as yet. We believe growth in this market should continue for some time and, eventually, we expect that we may see some consolidation among the smaller providers.

How would you characterize the Fund's position at the close of the period?

At May 31, 2007, the Fund was comprised of approximately 100 holdings and was diversified across 14 countries. Utilities remained the most heavily weighted sector at period-end, at 64% of net assets, followed by telecommunication services at 26%. Energy represented the next highest weighting at just under 5% of net assets. This was followed by consumer


4     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007
discretionary (cable and satellite television) and industrials (power generation equipment/services).

The electric utility industry is entering a higher capital expenditure cycle. This historically has been a positive development for the integrated utilities since regulators allow the companies a set return on equity for the dollars spent on equipment, thereby growing the companies' rate base. As a result, the stock prices of these companies ran up earlier in the year to trade at valuation multiples that we perceived to be at or close to fair value. We have since trimmed these holdings, while maintaining an investment focus on the unregulated power-generation and transmission/distribution companies. We believe the unregulated power-generation companies (that is, the IPPs) will be better positioned to take advantage of rising power prices given the potential demand/supply imbalance. Meanwhile, the transmission/distribution companies benefit from the need for better infrastructure and from the fact that they are regulated on a federal level rather than based on decisions made at the state level.

As mentioned earlier, we see improving trends in the telecommunications sector. While the decline in the number of wireline access lines persists, the rate of decline is slowing. The bundling of products is reducing customer churn, and wireless penetration continues to grow. Companies offering prepaid wireless service have an opportunity to capture a wider customer base. The enterprise business also is showing signs of improvement as the pricing environment becomes more rational.

Overall, we remain optimistic about the trends we are seeing in the United States, Europe and Latin America for both the utilities and telecommunications sectors.

Kathleen M. Anderson
Portfolio Manager

June 18, 2007


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B1, Investor C1 and Institutional Shares, respectively. Also, effective October 2, 2006, the Fund's Investor B and Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B Share fees.

o Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Recent Performance Results

                                6-Month           12-Month          10-Year           Standardized
As of May 31, 2007              Total Return      Total Return      Total Return      30-day Yield
==================================================================================================
Institutional Shares*              +19.68%           +40.42%          +192.37%            1.16%
--------------------------------------------------------------------------------------------------
Investor A Shares*                  +19.61            +40.06           +184.99            0.90
--------------------------------------------------------------------------------------------------
Investor B Shares*                  +19.13            +38.96           +164.48            0.16
--------------------------------------------------------------------------------------------------
Investor B1 Shares*                 +19.24            +39.31           +173.59            0.37
--------------------------------------------------------------------------------------------------
Investor C Shares*                  +19.14            +39.04           +164.64            0.21
--------------------------------------------------------------------------------------------------
Investor C1 Shares*                 +19.26            +39.23           +170.11            0.37
--------------------------------------------------------------------------------------------------
S&P 500(R) Index**                  +10.29            +22.79           +111.50              --
--------------------------------------------------------------------------------------------------
S&P Utilities Index***              +15.98            +36.02           +155.33              --
--------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     7

Total Return Based on a $10,000 Investment

Below is a line graph depicting the growth of an investment in the Fund's Institutional, Investor A and Investor B Shares compared to growth of an investment in the S&P 500 Index and the S&P Utilities Index. Values are from May 1997 to May 2007:

                Institutional                Investor A                 Investor B                   S&P 500           S&P Utilities
                     Shares*+                  Shares*+                   Shares*+                   Index++                Index+++
5/97                  $10,000                    $9,475                    $10,000                   $10,000                 $10,000
5/98                  $12,810                   $12,100                    $12,683                   $13,069                 $12,929
5/99                  $14,332                   $13,506                    $14,049                   $15,816                 $15,085
5/00                  $15,880                   $14,925                    $15,411                   $17,473                 $15,855
5/01                  $16,637                   $15,600                    $15,986                   $15,629                 $19,624
5/02                  $13,648                   $12,754                    $12,982                   $13,465                 $13,256
5/03                  $12,597                   $11,756                    $11,864                   $12,379                 $11,666
5/04                  $14,084                   $13,112                    $13,133                   $14,648                 $12,954
5/05                  $18,158                   $16,843                    $16,765                   $15,855                 $17,151
5/06                  $20,821                   $19,280                    $19,033                   $17,224                 $18,772
5/07                  $29,237                   $27,003                    $26,448                   $21,150                 $25,533

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                     Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                               +40.42%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                                             +16.46
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                                              +11.33
--------------------------------------------------------------------------------

                                                  Return Without   Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                               +40.06%         +32.70%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +16.18          +14.94
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                              +11.04          +10.44
--------------------------------------------------------------------------------

                                                     Return          Return
                                                   Without CDSC    With CDSC++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 5/31/07                               +38.96%         +34.46%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +15.29          +15.07
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                              +10.21          +10.21
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.


8     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Performance Data (concluded)

Total Return Based on a $10,000 Investment

Below is a line graph depicting the growth of an investment in the Fund's Investor B1, Investor C and Investor C1 Shares compared to growth of an investment in the S&P 500 Index and the S&P Utilities Index. Values are from May 1997 to May 2007:

                   Investor B1                Investor C                Investor C1               S&P 500            S&P Utilities
                      Shares*+                  Shares*+                   Shares*+               Index++                 Index+++
5/97                   $10,000                   $10,000                    $10,000               $10,000                  $10,000
5/98                   $12,709                   $12,683                    $12,704               $13,069                  $12,929
5/99                   $14,115                   $14,049                    $14,099               $15,816                  $15,085
5/00                   $15,520                   $15,411                    $15,497               $17,473                  $15,855
5/01                   $16,134                   $15,986                    $16,152               $15,629                  $19,624
5/02                   $13,124                   $12,982                    $13,137               $13,465                  $13,256
5/03                   $12,026                   $11,864                    $12,031               $12,379                  $11,666
5/04                   $13,348                   $13,133                    $13,339               $14,648                  $12,954
5/05                   $17,065                   $16,765                    $17,042               $15,855                  $17,151
5/06                   $19,535                   $19,033                    $19,400               $17,224                  $18,772
5/07                   $27,359                   $26,464                    $27,011               $21,150                  $25,533

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. +++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                     Return          Return
                                                   Without CDSC    With CDSC++
================================================================================
Investor B1 Shares+
================================================================================
One Year Ended 5/31/07                               +39.31%         +35.31%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +15.56          +15.34
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                              +10.59          +10.59
--------------------------------------------------------------------------------

                                                     Return          Return
                                                   Without CDSC    With CDSC++
================================================================================
Investor C Shares+++
================================================================================
One Year Ended 5/31/07                               +39.04%         +38.04%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +15.31          +15.31
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                              +10.22          +10.22
--------------------------------------------------------------------------------

                                                     Return          Return
                                                   Without CDSC    With CDSC++
================================================================================
Investor C1 Shares+++
================================================================================
One Year Ended 5/31/07                               +39.23%         +38.23%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +15.51          +15.51
--------------------------------------------------------------------------------
Ten Years Ended 5/31/07                              +10.45          +10.45
--------------------------------------------------------------------------------
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     9

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                 Expenses Paid
                                                                  During the
                           Beginning            Ending              Period*
                          Account Value      Account Value       Dec. 1, 2006 to
                        December 1, 2006     May 31, 2007         May 31, 2007
================================================================================
Actual
================================================================================
Institutional                $1,000            $1,196.80            $ 5.20
Investor A                   $1,000            $1,196.10            $ 6.52
Investor B                   $1,000            $1,191.30            $10.71
Investor B1                  $1,000            $1,192.40            $ 9.46
Investor C                   $1,000            $1,191.40            $10.49
Investor C1                  $1,000            $1,192.60            $ 9.62
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional                $1,000            $1,020.16            $ 4.78
Investor A                   $1,000            $1,018.97            $ 5.99
Investor B                   $1,000            $1,015.13            $ 9.85
Investor B1                  $1,000            $1,016.27            $ 8.70
Investor C                   $1,000            $1,015.33            $ 9.65
Investor C1                  $1,000            $1,016.12            $ 8.85

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Institutional, 1.19% for Investor A, 1.96% for Investor B, 1.73% for Investor B1, 1.92% for Investor C and 1.76% for Investor C1), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


10     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Schedule of Investments as of May 31, 2007 (Unaudited)         (in U.S. dollars)

                                                        Shares
         Industry             Common Stocks               Held        Value
===============================================================================
Brazil -- 2.7%
         Diversified Telecommunication
         Services -- 0.0%
         GVT Holding SA (a)                              5,400    $      78,512
         ----------------------------------------------------------------------
         Electric Utilities -- 1.6%
         CPFL Energia SA (b)                            23,700        1,326,015
         Cia Energetica de Minas Gerais (b)             23,500          926,605
         EDP -- Energias do Brasil SA                   33,200          589,857
                                                                  -------------
                                                                      2,842,477
         ----------------------------------------------------------------------
         Independent Power Producers &
         Energy Traders -- 0.6%
         Cia Energetica de Sao Paulo
         (Preference Shares) (a)                    60,000,000        1,063,509
         ----------------------------------------------------------------------
         Water Utilities -- 0.5%
         Cia de Saneamento Basico do
         Estado de Sao Paulo                         2,600,000          422,294
         Companhia de Saneamento de
         Minas Gerais                                   32,000          503,904
                                                                  -------------
                                                                        926,198
         ----------------------------------------------------------------------
         Total Common Stocks in Brazil                                4,910,696
===============================================================================
Canada -- 1.7%
         Diversified Telecommunication
         Services -- 0.8%
         Manitoba Telecom Services, Inc.                30,000        1,375,748
         ----------------------------------------------------------------------
         Wireless Telecommunication
         Services -- 0.9%
         Rogers Communications, Inc. Class B            41,000        1,701,090
         ----------------------------------------------------------------------
         Total Common Stocks in Canada                                3,076,838
===============================================================================
         Czech Republic -- 0.5%
         Electric Utilities -- 0.5%
         CEZ                                            17,700          908,690
         ----------------------------------------------------------------------
         Total Common Stocks in the Czech Republic                      908,690
===============================================================================
Finland -- 1.0%
         Electric Utilities -- 1.0%
         Fortum Oyj                                     53,000        1,742,919
         ----------------------------------------------------------------------
         Total Common Stocks in Finland                               1,742,919
===============================================================================
France -- 3.5%
         Diversified Telecommunication
         Services -- 0.8%
         France Telecom SA                              30,000          921,568
         Neuf Cegetel (a)                               14,500          567,755
                                                                  -------------
                                                                      1,489,323
         ----------------------------------------------------------------------
         Electric Utilities -- 0.8%
         Electricite de France SA                       14,500        1,344,858
         ----------------------------------------------------------------------
         Multi-Utilities -- 1.9%
         Suez SA (a)                                    33,200        1,909,740
         Veolia Environnement SA                        18,800        1,573,433
                                                                  -------------
                                                                      3,483,173
         ----------------------------------------------------------------------
         Total Common Stocks in France                                6,317,354
===============================================================================
Germany -- 2.0%
         Electric Utilities -- 1.7%
         E.ON AG                                        18,300        3,008,509
         ----------------------------------------------------------------------
         Multi-Utilities -- 0.3%
         RWE AG                                          4,900          555,147
         ----------------------------------------------------------------------
         Total Common Stocks in Germany                               3,563,656
===============================================================================
Greece -- 0.5%
         Diversified Telecommunication
         Services -- 0.5%
         Hellenic Telecommunications
         Organization SA (a)                            26,500          845,073
         ----------------------------------------------------------------------
         Total Common Stocks in Greece                                  845,073
===============================================================================
Italy -- 0.3%
         Electric Utilities -- 0.3%
         Enel SpA                                       41,000          466,442
         ----------------------------------------------------------------------
         Total Common Stocks in Italy                                   466,442
===============================================================================
Luxembourg -- 0.5%
         Wireless Telecommunication
         Services -- 0.5%
         Millicom International Cellular SA (a)         10,000          850,800
         ----------------------------------------------------------------------
         Total Common Stocks in Luxembourg                              850,800
===============================================================================
Mexico -- 1.7%
         Wireless Telecommunication
         Services -- 1.7%
         America Movil, SA de CV (b)                    49,000        2,966,950
         ----------------------------------------------------------------------
         Total Common Stocks in Mexico                                2,966,950
===============================================================================
Norway -- 0.7%
         Diversified Telecommunication
         Services -- 0.7%
         Telenor ASA                                    67,600        1,314,194
         ----------------------------------------------------------------------
         Total Common Stocks in Norway                                1,314,194
===============================================================================
Spain -- 2.6%
         Diversified Telecommunication
         Services -- 1.0%
         Telefonica SA                                  79,448        1,805,563
         ----------------------------------------------------------------------
         Electric Utilities -- 1.3%
         Endesa SA                                      15,600          839,834
         Iberdrola SA                                   26,500        1,529,690
                                                                  -------------
                                                                       2,369,524
         ----------------------------------------------------------------------
         Electrical Equipment -- 0.3%
         Gamesa Corp. Tecnologica SA                    14,600          538,471
         ----------------------------------------------------------------------
         Total Common Stocks in Spain                                 4,713,558
===============================================================================


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     11

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
         Industry             Common Stocks               Held        Value
===============================================================================
United Kingdom -- 5.2%
         Diversified Telecommunication
         Services -- 0.4%
         BT Group Plc                                  109,900    $     717,042
         ----------------------------------------------------------------------
         Electric Utilities -- 0.7%
         Scottish & Southern Energy Plc                 41,400        1,248,509
         ----------------------------------------------------------------------
         Independent Power Producers &
         Energy Traders -- 1.0%
         International Power Plc                       196,900        1,769,106
         ----------------------------------------------------------------------
         Multi-Utilities -- 1.2%
         Centrica Plc                                  133,600        1,013,865
         National Grid Plc                              69,918        1,084,032
                                                                  -------------
                                                                      2,097,897
         ----------------------------------------------------------------------
         Water Utilities -- 0.4%
         Northumbrian Water Group Plc                  100,000          687,102
         ----------------------------------------------------------------------
         Wireless Telecommunication
         Services -- 1.5%
         Vodafone Group Plc (b)                         84,512        2,656,212
         ----------------------------------------------------------------------
         Total Common Stocks in the United Kingdom                    9,175,868
===============================================================================
United States -- 74.9%
         Construction &
         Engineering -- 0.5%
         InfraSource Services, Inc. (a)                 25,000          905,000
         ----------------------------------------------------------------------
         Diversified Telecommunication
         Services -- 11.2%
         AT&T Inc.                                     228,062        9,428,083
         Citizens Communications Co.                    80,700        1,279,095
         Embarq Corp.                                   10,500          674,730
         Level 3 Communications, Inc. (a)(f)           271,000        1,577,220
         Qwest Communications
         International Inc. (a)                        123,000        1,265,670
         Verizon Communications Inc.                   119,400        5,197,482
         Windstream Corp.                               39,141          587,898
                                                                  -------------
                                                                     20,010,178
         ----------------------------------------------------------------------
         Electric Utilities -- 27.1%
         Allegheny Energy, Inc. (a)                     50,800        2,712,212
         American Electric Power Co., Inc.              44,700        2,129,061
         DPL, Inc.                                      75,000        2,288,250
         Duke Energy Corp.                             135,732        2,652,203
         Edison International                           66,700        3,886,609
         Entergy Corp.                                  51,300        5,791,770
         Exelon Corp.                                   77,500        6,045,000
         FPL Group, Inc.                                62,800        4,014,804
         FirstEnergy Corp.                              51,900        3,593,037
         ITC Holdings Corp.                             49,500        2,148,300
         Mirant Corp. (a)                               72,400        3,359,360
         Northeast Utilities Inc.                       36,600        1,113,006
         PPL Corp.                                     101,800        4,678,728
         Pepco Holdings, Inc.                           30,500          910,730
         Progress Energy, Inc.                          15,800          791,422
         Reliant Energy, Inc. (a)                       37,300          955,626
         The Southern Co.                               43,800        1,577,238
                                                                  -------------
                                                                     48,647,356
         ----------------------------------------------------------------------
         Energy Equipment &
         Services -- 0.7%
         Grant Prideco, Inc. (a)                        14,000          795,060
         Transocean, Inc. (a)                            4,600          451,904
                                                                  -------------
                                                                      1,246,964
         ----------------------------------------------------------------------
         Gas Utilities -- 4.1%
         Energen Corp.                                  23,500        1,384,620
         Equitable Resources, Inc.                      25,200        1,310,904
         New Jersey Resources Corp.                     13,600          745,008
         Questar Corp.                                  21,500        2,322,215
         Spectra Energy Corp.                           26,416          703,458
         UGI Corp.                                      32,200          927,360
                                                                  -------------
                                                                      7,393,565
         ----------------------------------------------------------------------
         Independent Power Producers &
         Energy Traders -- 9.7%
         The AES Corp. (a)                              52,700        1,250,571
         Constellation Energy Group, Inc.               54,500        5,001,465
         Dynegy, Inc. Class A (a)                       98,264          951,196
         NRG Energy, Inc. (a)                           69,000        6,064,410
         Ormat Technologies, Inc.                       25,300          920,920
         TXU Corp.                                      47,900        3,230,855
                                                                  -------------
                                                                     17,419,417
         ----------------------------------------------------------------------
         Media -- 1.3%
         Comcast Corp. Special Class A (a)              55,800        1,516,644
         EchoStar Communications Corp.
         Class A (a)                                    19,700          907,382
                                                                  -------------
                                                                      2,424,026
         ----------------------------------------------------------------------
         Multi-Utilities -- 10.0%
         CMS Energy Corp.                              132,500        2,418,125
         DTE Energy Co.                                 17,600          930,688
         Dominion Resources, Inc.                       34,237        3,033,056
         MDU Resources Group, Inc.                      22,050          668,336
         NSTAR                                          41,700        1,452,411
         PG&E Corp.                                     55,000        2,709,300
         Public Service Enterprise Group, Inc.          45,500        4,046,770
         Sempra Energy                                  19,900        1,220,268
         Wisconsin Energy Corp.                         19,100          925,013
         Xcel Energy, Inc.                              19,300          442,935
                                                                  -------------
                                                                     17,846,902
         ----------------------------------------------------------------------
         Oil, Gas & Consumable
         Fuels -- 3.8%
         Devon Energy Corp.                             13,500        1,036,530
         EOG Resources, Inc.                            15,500        1,191,950


12     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
         Industry             Common Stocks               Held        Value
===============================================================================
United States (concluded)
         Oil, Gas & Consumable
         Fuels (concluded)
         Holly Corp.                                    13,000    $     911,170
         Range Resources Corp.                          18,900          732,186
         Southwestern Energy Co. (a)                    21,700        1,032,920
         Williams Cos., Inc.                            58,800        1,867,488
                                                                  -------------
                                                                      6,772,244
         ----------------------------------------------------------------------
         Wireless Telecommunication
         Services -- 6.5%
         Alltel Corp.                                   13,345          914,399
         American Tower Corp. Class A (a)               32,100        1,386,078
         Crown Castle International Corp. (a)           40,502        1,491,284
         Dobson Communications Corp.
         Class A (a)                                    60,000          637,200
         Leap Wireless International, Inc. (a)          11,000          940,060
         MetroPCS Communications, Inc. (a)              85,000        3,031,100
         SBA Communications Corp. Class A (a)           42,900        1,378,377
         Sprint Nextel Corp.                            79,000        1,805,150
                                                                  -------------
                                                                     11,583,648
         ----------------------------------------------------------------------
         Total Common Stocks in the United States                   134,249,300
         ----------------------------------------------------------------------
         Total Common Stocks
         (Cost -- $102,774,165) -- 97.8%                            175,102,338

                                                       Face
                         Trust Preferred             Amount        Value
===============================================================================
United States -- 0.6%
         Independent Power Producers & Energy
         Traders -- 0.6%
         AES Trust III, 6.75%
           due 10/15/2029 (g)                    $   1,092,450    $   1,082,120
         ----------------------------------------------------------------------
         Total Trust Preferred
         (Cost -- $667,885) -- 0.6%                                   1,082,120
===============================================================================

                                 Short-Term         Beneficial
                                 Securities           Interest
===============================================================================
United States -- 2.4%
         BlackRock Liquidity Series, LLC
           Cash Sweep Series, 5.26% (c)(d)       $   3,437,796        3,437,796
         BlackRock Liquidity Series, LLC
           Money Market Series, 5.33% (c)(d)(e)        980,000          980,000
         ----------------------------------------------------------------------
         Total Short-Term Securities
         (Cost -- $4,417,796) -- 2.4%                                 4,417,796
===============================================================================
         Total Investments
         (Cost -- $107,859,846*) -- 100.8%                          180,602,254
         Liabilities in Excess of Other Assets -- (0.8%)             (1,477,709)
                                                                  -------------
         Net Assets -- 100.0%                                     $ 179,124,545
                                                                  =============

* The cost and unrealized appreciation of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost ...............................................    $ 107,859,846
                                                                  =============
Gross unrealized appreciation ................................    $  72,742,408
Gross unrealized depreciation ................................               --
                                                                  -------------
Net unrealized appreciation ..................................    $  72,742,408
                                                                  =============

(a)   Non-income producing security.

(b)   Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                     Net              Interest
Affiliate                                          Activity            Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
   Cash Sweep Series                             $(3,287,957)        $    95,053
BlackRock Liquidity Series, LLC
   Money Market Series                           $   140,000         $       390
--------------------------------------------------------------------------------

(d)   Represents the current yield as of May 31, 2007.

(e)   Security was purchased with the cash proceeds from securities loans.

(f)   Security, or a portion of the security, is on loan.

(g)   Convertible security.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     13

Statement of Assets and Liabilities

As of May 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned of $814,800)
              (identified cost -- $103,442,050) .................................................                     $ 176,184,458
            Investments in affiliated securities, at value (identified cost -- $4,417,796) ......                         4,417,796
            Foreign cash (cost -- $30,228) ......................................................                            30,106
            Receivables:
               Capital shares sold ..............................................................    $     428,892
               Dividends ........................................................................          351,968
               Interest .........................................................................           10,534
               Securities lending ...............................................................              113          791,507
                                                                                                     -------------
            Prepaid expenses and other assets ...................................................                            27,307
                                                                                                                      -------------
            Total assets ........................................................................                       181,451,174
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ...........................................                           980,000
            Payables:
               Securities purchased .............................................................          693,259
               Capital shares redeemed ..........................................................          440,204
               Investment adviser ...............................................................           89,954
               Distributor ......................................................................           47,645
               Other affiliates .................................................................           32,994        1,304,056
                                                                                                     -------------
            Accrued expenses ....................................................................                            42,573
                                                                                                                      -------------
            Total liabilities ...................................................................                         2,326,629
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net Assets ..........................................................................                     $ 179,124,545
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .                     $     184,772
            Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                           650,072
            Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                             6,806
            Investor B1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...                            94,354
            Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                            11,520
            Investor C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...                           103,331
            Paid-in capital in excess of par ....................................................                        97,773,527
            Undistributed investment income -- net ..............................................    $     373,014
            Undistributed realized capital gains -- net .........................................        7,184,589
            Unrealized appreciation -- net ......................................................       72,742,560
                                                                                                     -------------
            Total accumulated earnings -- net ...................................................                        80,300,163
                                                                                                                      -------------
            Net assets ..........................................................................                     $ 179,124,545
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $31,540,226 and 1,847,722 shares outstanding                      $       17.07
                                                                                                                      =============
            Investor A -- Based on net assets of $111,017,219 and 6,500,718 shares outstanding ..                     $       17.08
                                                                                                                      =============
            Investor B -- Based on net assets of $1,152,927 and 68,055 shares outstanding .......                     $       16.94
                                                                                                                      =============
            Investor B1 -- Based on net assets of $16,071,893 and 943,535 shares outstanding ....                     $       17.03
                                                                                                                      =============
            Investor C -- Based on net assets of $1,931,453 and 115,198 shares outstanding ......                     $       16.77
                                                                                                                      =============
            Investor C1 -- Based on net assets of $17,410,827 and 1,033,311 shares outstanding ..                     $       16.85
                                                                                                                      =============

      See Notes to Financial Statements.


14     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Statement of Operations

For the Six Months Ended May 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $75,595 foreign withholding tax) ..................................                     $   1,872,955
            Interest (including $95,053 from affiliates) ........................................                           134,006
            Securities lending -- net ...........................................................                               390
                                                                                                                      -------------
            Total income ........................................................................                         2,007,351
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $     489,089
            Service fees -- Investor A ..........................................................          124,450
            Service and distribution fees -- Investor C1 ........................................           65,469
            Service and distribution fees -- Investor B1 ........................................           63,696
            Accounting services .................................................................           61,227
            Printing and shareholder reports ....................................................           40,667
            Professional fees ...................................................................           34,761
            Transfer agent fees -- Investor A ...................................................           34,545
            Registration fees ...................................................................           28,038
            Directors' fees and expenses ........................................................           21,428
            Custodian fees ......................................................................           12,467
            Transfer agent fees -- Institutional ................................................           11,866
            Transfer agent fees -- Investor B1 ..................................................            9,075
            Transfer agent fees -- Investor C1 ..................................................            7,357
            Service and distribution fees -- Investor C .........................................            4,930
            Service and distribution fees -- Investor B .........................................            3,237
            Pricing fees ........................................................................            1,968
            Transfer agent fees -- Investor C ...................................................              427
            Transfer agent fees -- Investor B ...................................................              373
            Other ...............................................................................           15,961
                                                                                                     -------------
            Total expenses ......................................................................                         1,031,031
                                                                                                                      -------------
            Investment income -- net ............................................................                           976,320
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments -- net ...............................................................        8,474,695
               Foreign currency transactions -- net .............................................             (854)       8,473,841
                                                                                                     -------------
            Change in unrealized appreciation on:
               Investments -- net ...............................................................       20,117,305
               Foreign currency transactions -- net .............................................             (776)      20,116,529
                                                                                                     ------------------------------
            Total realized and unrealized gain -- net ...........................................                        28,590,370
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $  29,566,690
                                                                                                                      =============

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     15

Statements of Changes in Net Assets

                                                                                                        For the Six
                                                                                                       Months Ended      For the
                                                                                                          May 31,      Year Ended
                                                                                                           2007        November 30,
Increase (Decrease) in Net Assets:                                                                      (Unaudited)       2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................    $     976,320    $   3,565,766
            Realized gain -- net ................................................................        8,473,841       21,869,811
            Change in unrealized appreciation -- net ............................................       20,116,529        6,411,317
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ................................       29,566,690       31,846,894
                                                                                                     ------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
               Institutional ....................................................................         (216,715)        (688,635)
               Investor A .......................................................................         (635,549)      (2,013,568)
               Investor B .......................................................................           (3,377)            (868)
               Investor B1 ......................................................................          (57,398)        (484,766)
               Investor C .......................................................................           (5,220)            (446)
               Investor C1 ......................................................................          (60,162)        (294,095)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends to shareholders .................         (978,421)      (3,482,378)
                                                                                                     ------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ..................       (5,793,956)     (19,253,290)
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ........................................................       22,794,313        9,111,226
            Beginning of period .................................................................      156,330,232      147,219,006
                                                                                                     ------------------------------
            End of period* ......................................................................    $ 179,124,545    $ 156,330,232
                                                                                                     ==============================
               * Undistributed investment income -- net .........................................    $     373,014    $     375,115
                                                                                                     ==============================

      See Notes to Financial Statements.


16     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Financial Highlights

                                                                                      Institutional
                                                       ---------------------------------------------------------------------------
                                                       For the Six
                                                       Months Ended
The following per share data and ratios                  May 31,                     For the Year Ended November 30,
have been derived from information                        2007        ------------------------------------------------------------
provided in the financial statements.                  (Unaudited)      2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....  $  14.37      $  11.87     $  10.37     $   8.22     $   7.39     $   9.66
                                                        --------------------------------------------------------------------------
            Investment income -- net** ...............       .12           .35          .26          .22          .21          .29
            Realized and unrealized gain (loss) -- net      2.70          2.50         1.51         2.14          .84        (2.15)
                                                        --------------------------------------------------------------------------
            Total from investment operations .........      2.82          2.85         1.77         2.36         1.05        (1.86)
                                                        --------------------------------------------------------------------------
            Less dividends and distributions:
               Investment income -- net ..............      (.12)         (.35)        (.27)        (.21)        (.22)        (.30)
               Realized gain -- net ..................        --            --           --           --           --         (.11)
                                                        --------------------------------------------------------------------------
            Total dividends and distributions ........      (.12)         (.35)        (.27)        (.21)        (.22)        (.41)
                                                        --------------------------------------------------------------------------
            Net asset value, end of period ...........  $  17.07      $  14.37     $  11.87     $  10.37     $   8.22     $   7.39
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......     19.68%@       24.45%       17.25%       29.16%       14.54%      (19.64%)
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses .................................       .95%+         .97%         .98%        1.03%        1.07%        1.00%
                                                        ==========================================================================
            Investment income -- net .................      1.52%+        2.77%        2.32%        2.36%        2.77%        3.39%
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .  $ 31,540      $ 27,255     $ 25,125     $ 23,677     $ 22,514     $ 20,342
                                                        ==========================================================================
            Portfolio turnover .......................     21.01%        44.32%       25.48%       10.89%       21.20%       31.16%
                                                        ==========================================================================

*     Total investment returns exclude the effects of any sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     17

                                                                                       Investor A
                                                       ---------------------------------------------------------------------------
                                                       For the Six
                                                       Months Ended
The following per share data and ratios                  May 31,                     For the Year Ended November 30,
have been derived from information                        2007        ------------------------------------------------------------
provided in the financial statements.                  (Unaudited)      2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....  $  14.37      $  11.88     $  10.38     $   8.23     $   7.40     $   9.67
                                                        --------------------------------------------------------------------------
            Investment income -- net** ...............       .10           .32          .24          .20          .19          .26
            Realized and unrealized gain (loss) -- net      2.71          2.47         1.51         2.14          .85        (2.14)
                                                        --------------------------------------------------------------------------
            Total from investment operations .........      2.81          2.79         1.75         2.34         1.04        (1.88)
                                                        --------------------------------------------------------------------------
            Less dividends and distributions:
               Investment income -- net ..............      (.10)         (.30)        (.25)        (.19)        (.21)        (.28)
               Realized gain -- net ..................        --            --           --           --           --         (.11)
                                                        --------------------------------------------------------------------------
            Total dividends and distributions ........      (.10)         (.30)        (.25)        (.19)        (.21)        (.39)
                                                        --------------------------------------------------------------------------
            Net asset value, end of period ...........  $  17.08      $  14.37     $  11.88     $  10.38     $   8.23     $   7.40
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......     19.61%@       24.04%       16.95%       28.82%       14.26%      (19.83%)
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses .................................      1.19%+        1.22%        1.23%        1.28%        1.33%        1.26%
                                                        ==========================================================================
            Investment income -- net .................      1.28%+        2.52%        2.07%        2.11%        2.42%        3.13%
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .  $111,017      $ 93,670     $ 79,008     $ 73,286     $ 60,142     $ 34,038
                                                        ==========================================================================
            Portfolio turnover .......................     21.01%        44.32%       25.48%       10.89%       21.20%       31.16%
                                                        ==========================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007


                                                                                                               Investor B
                                                                                                     -----------------------------
                                                                                                                          For the
                                                                                                       For the Six        Period
                                                                                                      Months Ended      October 2,
                                                                                                         May 31,         2006@@ to
The following per share data and ratios have been derived                                                 2007           Nov. 30,
from information provided in the financial statements.                                                 (Unaudited)         2006
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ................................................    $       14.29    $      13.58
                                                                                                     -----------------------------
            Investment income -- net** ..........................................................              .05             .02
            Realized and unrealized gain -- net .................................................             2.68             .80
                                                                                                     -----------------------------
            Total from investment operations ....................................................             2.73             .82
                                                                                                     -----------------------------
            Less dividends from investment income -- net ........................................             (.08)           (.11)
                                                                                                     -----------------------------
            Net asset value, end of period ......................................................    $       16.94    $      14.29
                                                                                                     =============================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................................................          19.13%@          6.05%@
                                                                                                     =============================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ............................................................................             1.96%+          1.96%+
                                                                                                     =============================
            Investment income -- net ............................................................              .59%+          1.00%+
                                                                                                     =============================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ............................................    $       1,153    $        238
                                                                                                     =============================
            Portfolio turnover ..................................................................            21.01%          44.32%
                                                                                                     =============================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     19

                                                                                       Investor B1
                                                       ---------------------------------------------------------------------------
                                                       For the Six
                                                       Months Ended
The following per share data and ratios                  May 31,                     For the Year Ended November 30,
have been derived from information                        2007        ------------------------------------------------------------
provided in the financial statements.                  (Unaudited)      2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....  $  14.33      $  11.84     $  10.35     $   8.19     $   7.37     $   9.61
                                                        --------------------------------------------------------------------------
            Investment income -- net** ...............       .06           .26          .18          .14          .16          .22
            Realized and unrealized gain (loss) -- net      2.69          2.48         1.49         2.16          .82        (2.13)
                                                        --------------------------------------------------------------------------
            Total from investment operations .........      2.75          2.74         1.67         2.30          .98        (1.91)
                                                        --------------------------------------------------------------------------
            Less dividends and distributions:
               Investment income -- net ..............      (.05)         (.25)        (.18)        (.14)        (.16)        (.22)
               Realized gain -- net ..................        --            --           --           --           --         (.11)
                                                        --------------------------------------------------------------------------
            Total dividends and distributions ........      (.05)         (.25)        (.18)        (.14)        (.16)        (.33)
                                                        --------------------------------------------------------------------------
            Net asset value, end of period ...........  $  17.03      $  14.33     $  11.84     $  10.35     $   8.19     $   7.37
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......     19.24%@       23.43%       16.26%       28.30%       13.47%      (20.16%)
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses .................................      1.73%+        1.75%        1.75%        1.81%        1.86%        1.77%
                                                        ==========================================================================
            Investment income -- net .................       .73%+        2.02%        1.56%        1.58%        2.08%        2.63%
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .  $ 16,072      $ 18,347     $ 28,298     $ 31,935     $ 41,317     $ 74,822
                                                        ==========================================================================
            Portfolio turnover .......................     21.01%        44.32%       25.48%       10.89%       21.20%       31.16%
                                                        ==========================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

                                                                                                               Investor C
                                                                                                     -----------------------------
                                                                                                                          For the
                                                                                                       For the Six        Period
                                                                                                      Months Ended      October 2,
                                                                                                         May 31,         2006@@ to
The following per share data and ratios have been derived                                                 2007           Nov. 30,
from information provided in the financial statements.                                                 (Unaudited)         2006

Per Share Operating Performance

            Net asset value, beginning of period ................................................    $       14.15    $      13.44
                                                                                                     -----------------------------
            Investment income -- net** ..........................................................              .05             .02
            Realized and unrealized gain -- net .................................................             2.65             .80
                                                                                                     -----------------------------
            Total from investment operations ....................................................             2.70             .82
                                                                                                     -----------------------------
            Less dividends from investment income -- net ........................................             (.08)           (.11)
                                                                                                     -----------------------------
            Net asset value, end of period ......................................................    $       16.77    $      14.15
                                                                                                     =============================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................................................          19.14%@          6.11%@
                                                                                                     =============================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ............................................................................             1.92%+          1.97%+
                                                                                                     =============================
            Investment income -- net ............................................................              .64%+           .98%+
                                                                                                     =============================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ............................................    $       1,931    $        292
            Portfolio turnover ..................................................................            21.01%          44.32%
                                                                                                     =============================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     21

Financial Highlights (concluded)

                                                                                       Investor C1
                                                       ---------------------------------------------------------------------------
                                                       For the Six
                                                       Months Ended
The following per share data and ratios                  May 31,                     For the Year Ended November 30,
have been derived from information                        2007        ------------------------------------------------------------
provided in the financial statements.                  (Unaudited)      2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....  $  14.18      $  11.73     $  10.25     $   8.13     $   7.31     $   9.55
                                                        --------------------------------------------------------------------------
            Investment income -- net** ...............       .05           .25          .17          .14          .15          .21
            Realized and unrealized gain (loss) -- net      2.68          2.45         1.50         2.12          .83        (2.11)
                                                        --------------------------------------------------------------------------
            Total from investment operations .........      2.73          2.70         1.67         2.26          .98        (1.90)
                                                        --------------------------------------------------------------------------
            Less dividends and distributions:
               Investment income -- net ..............      (.06)         (.25)        (.19)        (.14)        (.16)        (.23)
               Realized gain -- net ..................        --            --           --           --           --         (.11)
                                                        --------------------------------------------------------------------------
            Total dividends and distributions ........      (.06)         (.25)        (.19)        (.14)        (.16)        (.34)
                                                        --------------------------------------------------------------------------
            Net asset value, end of period ...........  $  16.85      $  14.18     $  11.73     $  10.25     $   8.13     $   7.31
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......     19.26%@       23.30%       16.34%       28.03%       13.62%      (20.27%)
                                                        --------------------------------------------------------------------------
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses .................................      1.76%+        1.79%        1.80%        1.85%        1.91%        1.84%
                                                        --------------------------------------------------------------------------
            Investment income -- net .................       .70%+        1.94%        1.49%        1.53%        1.93%        2.55%
                                                        --------------------------------------------------------------------------
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .  $ 17,411      $ 16,527     $ 14,789     $ 11,898     $ 10,994     $ 10,545
                                                        --------------------------------------------------------------------------
            Portfolio turnover .......................     21.01%        44.32%       25.48%       10.89%       21.20%       31.16%
                                                        --------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


22     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC. MAY 31, 2007 23 their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Forward currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently


24     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007
recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implication of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     25
value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A ...............................               .25%           --
Investor B ...............................               .25%          .75%
Investor B1 ..............................               .25%          .50%
Investor C ...............................               .25%          .75%
Investor C1 ..............................               .25%          .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, inclding Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates each Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates each Distributor and broker-dealers for providing shareholder servicing and distribution-related services to Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the six months ended May 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                        FAMD            MLPF&S          BDI
--------------------------------------------------------------------------------
Investor A ..........................   $1,196          $12,450         $960
--------------------------------------------------------------------------------

For the six months ended May 31, 2007, MLPF&S received contingent deferred sales charges of $106, $12,365, $101 and $976 relating to transactions in Investor B Shares, Investor B1 Shares, Investor C Shares and Investor C1 Shares, respectively.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended May 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ..........................................                  $  204
Investor A .............................................                  $1,205
Investor B .............................................                  $  395
Investor B1 ............................................                      --
Investor C .............................................                  $  195
Investor C1 ............................................                      --
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended May 31, 2007, BIM received $171 in securities lending agent fees.

In addition, MLPF&S received $13,364 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

For the six months ended May 31, 2007, the Fund reimbursed the Manager $1,631 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


26     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2007 were $33,554,308 and $35,958,019, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $5,793,956 and $19,253,290 for the six months ended May 31, 2007 and the year ended November 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for Six                                           Dollar
Months Ended May 31, 2007                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            126,895       $   1,961,820
Shares issued to shareholders in
  reinvestment of dividends ............             12,180             189,440
                                              ---------------------------------
Total issued ...........................            139,075           2,151,260
Shares redeemed ........................           (188,452)         (2,894,100)
                                              ---------------------------------
Net decrease ...........................            (49,377)      $    (742,840)
                                              =================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended November 30, 2006                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            191,231       $   2,481,454
Shares issued to shareholders in
  reinvestment of dividends ............             34,464             425,158
                                              ---------------------------------
Total issued ...........................            225,695           2,906,612
Shares redeemed ........................           (444,397)         (5,674,752)
                                              ---------------------------------
Net decrease ...........................           (218,702)      $  (2,768,140)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Six                                          Dollar
Months Ended May 31, 2007                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            467,337       $   7,246,818
Shares issued to shareholders in
  reinvestment of dividends ............             31,790             494,474
                                              ---------------------------------
Total issued ...........................            499,127           7,741,292
Shares redeemed ........................           (515,196)         (7,929,469)
                                              ---------------------------------
Net decrease ...........................            (16,069)      $    (188,177)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended November 30, 2006                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            752,525       $  10,267,785
Automatic conversion of shares .........            214,681           2,677,349
Shares issued to shareholders in
  reinvestment of dividends ............             92,142           1,140,520
                                              ---------------------------------
Total issued ...........................          1,059,348          14,085,654
Shares redeemed ........................         (1,192,638)        (15,249,824)
                                              ---------------------------------
Net decrease ...........................           (133,290)      $  (1,164,170)
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the Six                                          Dollar
Months Ended May 31, 2007                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             57,815       $     881,173
Shares issued to shareholders in
  reinvestment of dividends ............                183               2,897
                                              ---------------------------------
Total issued ...........................             57,998             884,070
Shares redeemed ........................             (6,597)           (100,187)
                                              ---------------------------------
Net increase ...........................             51,401       $     783,883
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the
Period October 2, 2006*                                                Dollar
to November 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             16,659       $     230,574
Shares redeemed ........................                 (5)                (70)
                                              ---------------------------------
Net increase ...........................             16,654       $     230,504
                                              =================================

        *       Commencement of operations.

-------------------------------------------------------------------------------
Investor B1 Shares for the Six                                         Dollar
Months Ended May 31, 2007                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             39,584       $     609,810
Shares issued to shareholders in
  reinvestment of dividends ............              2,675              41,245
                                              ---------------------------------
Total issued ...........................             42,259             651,055
Shares redeemed ........................           (378,841)         (5,797,954)
                                              ---------------------------------
Net decrease ...........................           (336,582)      $  (5,146,899)
                                              =================================

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended November 30, 2006                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            181,883       $   2,354,000
Shares issued to shareholders in
  reinvestment of dividends ............             20,090             247,890
                                              ---------------------------------
Total issued ...........................            201,973           2,601,890
                                              ---------------------------------
Automatic conversion of shares .........           (215,375)         (2,677,349)
Shares redeemed ........................         (1,095,896)        (14,568,848)
                                              ---------------------------------
Total redeemed .........................         (1,311,271)        (17,246,197)
                                              ---------------------------------
Net decrease ...........................         (1,109,298)      $ (14,644,307)
                                              =================================

-------------------------------------------------------------------------------
Investor C Shares for the Six                                          Dollar
Months Ended May 31, 2007                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            105,892       $   1,618,258
Shares issued to shareholders in
  reinvestment of dividends ............                300               4,723
                                              ---------------------------------
Total issued ...........................            106,192           1,622,981
Shares redeemed ........................            (11,664)           (187,561)
                                              ---------------------------------
Net increase ...........................             94,528       $   1,435,420
                                              =================================

-------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006*                                                Dollar
to November 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             20,675       $     283,796
Shares redeemed ........................                 (5)                (70)
                                              ---------------------------------
Net increase ...........................             20,670       $     283,726
                                              =================================

*     Commencement of operations.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     27

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C1 Shares for the Six                                         Dollar
Months Ended May 31, 2007                          Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             24,125       $     359,458
Shares issued to shareholders in
  reinvestment of dividends ............              3,213              49,016
                                              ---------------------------------
Total issued ...........................             27,338             408,474
Shares redeemed ........................           (159,205)         (2,343,817)
                                              ---------------------------------
Net decrease ...........................           (131,867)      $  (1,935,343)
                                              =================================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended November 30, 2006                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            168,923       $   2,139,280
Shares issued to shareholders in
  reinvestment of dividends ............             13,384             163,401
                                              ---------------------------------
Total issued ...........................            182,307           2,302,681
Shares redeemed ........................           (278,090)         (3,493,584)
                                              ---------------------------------
Net decrease ...........................            (95,783)      $  (1,190,903)
                                              =================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended May 31, 2007.

6. Capital Loss Carryforward:

On November 30, 2006, the Fund had a net capital loss carryforward of $1,289,252, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


28     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     29

BlackRock Funds (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program. To enroll: Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service. Shareholders Who Hold Accounts Directly with
BlackRock: 1) Access the BlackRock Web site at http://www.blackrock.com/edelivery 2) Select eDelivery under the More Information section 3) Log into your account The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30     BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


   BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.     MAY 31, 2007     31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Utilities and
Telecommunications Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #11693-5/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Utilities and Telecommunications Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: July 24, 2007


By: /s/ Donald C. Burke
    -----------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: July 24, 2007